Exhibit 99.2

August 2023 Lument Finance Trust Q2 2023 Earnings Supplemental

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) (“LFT,” the “Company,” “we,” “our,” or “us”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10 - K for the year ended December 31, 2022, which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The forward - looking statements contained in this presentation speak only as of August 8th, 2023. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures, including Distributable Earnings. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and to assist investors in comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation’s Appendix for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager. • Experienced management team with average of 27 years of industry experience across multiple economic cycles. • Affiliation with ORIX Corporation USA, the US subsidiary of ORIX Corporation, the publicly traded Tokyo - based international financial services firm. • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments. • The Company is externally managed by Lument Investment Management, an affiliate of ORIX Corporation USA. Attractive Investment Profile • Emphasis on middle market multifamily debt investments which are well positioned for the current environment. • Strong credit and asset management capabilities. • Attractive financing source via match term, non - recourse, non mark - to - market, collateralized financing structures.

Q2 2023 Updates 4 Note: (1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (los s) and cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculated Core Earnings in the past. Please see Appendix for reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. (3) Based on carrying value. (4) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 3 8 months. (5) The initial pool of loans used as collateral for the LMF 2023 - 1 Financing was acquired at a $5.9 million discount to par. Financial Results • Q2 2023 GAAP net income attributable to common stockholders of $1.4 million, or $0.03 per share of common stock. Q2 2023 Distributable Earnings (1) of $1.9 million, or $0.04 per share of common stock. • Q2 2023 Book Value Per Share of Common Stock of $3.43 (2) . Highlights • The Company experienced $72.0 million of loan payoffs and $72.9 million of loan acquisitions during the quarter. • On June 14, 2023, the Company announced the declaration of a cash dividend of $0.06 per share of common stock and $0.49219 per share of 7.875% Cumulative Redeemable Series A Preferred Stock with respect to the second quarter of 2023. Investment Portfolio Overview • As of June 30, 2023, 100% (3) of LFT’s investment portfolio consisted of floating - rate CRE loans. Approximately 89.5% (3) of the portfolio was multifamily. • The $1.0 billion CRE loan portfolio had a weighted average remaining term of 15 months (4) and a weighted average interest rate of LIBOR/SOFR + 3.45%. Capitalization • The floating - rate CRE loan portfolio is financed with $833.8 million (outstanding principal amount) of investment grade notes issued through LMNT 2021 - FL1, a CRE CLO. Subsequent Events • On July 12, 2023 LFT announced the closing of a $386 million collateralized commercial real estate financing (the “LMF 2023 - 1 Financing”). Note that the LMF 2023 - 1 Financing is a managed facility. • An investment grade loan of $270.4 million was provided by a private lender, $47.3 million of investment grade notes were issued and sold to an affiliate of LFT’s external manager, and a subsidiary of LFT retained subordinate interests in the issuing vehicle of $68.6 million. • The initial collateral pool (5) securing the LMF 2023 - 1 Financing consisted of 25 first lien floating rate mortgage loans secured by 32 multifamily properties across the United State. See slide 17 for collateral details.

Q2 2023 Balance Sheet Summary 5 Balance Sheet (thousands) June 30, 2023 (1) Commercial mortgage loans held - for - investment (net of allowance for credit losses) $1,017,145 Cash and cash equivalents 98,496 Restricted cash (2) 1,274 Accrued interest receivable 5,866 Investment related receivable 0 Other assets (3) 3,237 Total assets $1,126,017 Collateralized loan obligations (4) 830,564 Credit facility (4) 47,095 Other liabilities 9,268 Total liabilities $886,926 Total equity 239,091 Total liabilities / total equity 3.71x Book Value Per Share of Common Stock (5) $3.43 Note: (1) See Appendix for detailed consolidated balance sheet, including the Company’s consolidated variable interest entities (“VIE’s”). (2) Restricted cash held by LMNT 2021 - FL1, the Company’s CRE CLO, and available for investment in eligible mortgage assets. (3) Includes mortgage servicing rights, carried at fair value of $0.7 million. (4) Outstanding principal amount of investment grade notes issued by LMNT 2021 - FL1 is $833.8 million, and the unpaid principal balance of the credit facility is $47.8 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any unamortized discounts and debt issuance cos ts. (5) See Appendix for definition of Book Value Per Share of Common Stock.

Q2 2023 Income Statement Summary 6 Summary Income Statement (thousands) Three Months Ended June 30, 2023 Net interest income $7,509 Total other income (loss) (509) Operating expenses (1) (4,425) Benefit (provision) from income taxes (0) Preferred dividends (1,185) Net income attributable to common stockholders (1) $1,389 Weighted average shares outstanding during the period, basic and diluted 52,231,152 Net income attributable to common stockholders per share $0.03 GAAP Net Income to Distributable Earnings Reconciliation (thousands) Three Months Ended June 30, 2023 Net Income attributable to common stockholders (1) $1,389 Adjustments: Unrealized (gains) losses on mortgage servicing rights (0) Recognized compensation expense related to restricted stock 3 Unrealized provision for credit losses 555 Provision for (benefit from) income taxes 0 Distributable Earnings (2) $1,947 Weighted average shares outstanding during the period, basic and diluted 52,231,152 Distributable Earnings per share of common stock $0.04 Dividend per share of common stock $0.06 Note: (1) Includes $1.7 million of costs relating to a previously contemplated CRE CLO transaction. (2) See Appendix for definition of Distributable Earnings and reconciliation to GAAP.

Earnings and Book Value Per Share of Common Stock 7 $0.01 $0.02 $0.09 $0.03 $0.03 $0.06 $0.00 $0.04 Q3 2022 Q4 2022 Q1 2023 Q2 2023 GAAP Earnings/Share Distributable Earnings/Share $3.55 $3.50 $3.46 $3.43 Q3 2022 Q4 2022 Q1 2023 Q2 2023 GAAP Earnings & Distributable Earnings (1) Per Share of Common Stock Book Value Per Share of Common Stock (2) Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. CECL implemented on January 1, 2023. BVPS is net of CECL reserve of $0.06 as of 3/31/23.

Investment Portfolio 8 Geographic Concentration (2) Multi - Family , $910.7 , 89.5% Seniors Housing & Healthcare , $86.8 , 8.5% Self Storage , $19.6 , 1.9% Property Type (2) $1,017.1 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • On June 30, 2023, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $1.0 billion. 89.5% (1) of the portfolio was invested in loans backed by multifamily assets. • The Company anticipates that the majority of loan activity will continue to be related to multifamily assets. The Company does not own any hospitality, retail, or office assets and has limited exposure to self - storage assets. TX , $236.4 , 23.2% Other States , $339.6 , 33.4% FL , $179.8 , 17.7% GA , $105.6 , 10.4% NJ , $84.5 , 8.3% TN , $71.3 , 7.0% $1,017.1

Q2 2023 Loan Activity 9 Multi - Family , $55.3 , 76.8% Retail , $16.7 , 23.2% Payoffs by Property Type (1) $72.0 • The Company experienced $72.0 million of loan payoffs during the quarter. • The Company acquired $72.9 million of loans during the quarter. Note: (1) $ In millions, based on carrying value. Acquisitions by Property Type (1) $72.9 Multi - Family , $55.0 , 75.4% Healthcare , $17.9 , 24.6%

Portfolio Credit 10 • 98.8% of the Company’s portfolio is performing, which reflects our strong credit and asset management capabilities. • Increase in weighted average risk rating driven by rising interest rates and broader economic uncertainties. 100.0% 98.9% 99.0% 97.9% 98.8% 98.8% 0.2% 0.9% 2.5% 3.9% 4.6% 5.1% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 % Performing Average 1M SOFR Asset Performance (1) Weighted Average Risk Rating (2) Note: (1) An asset is defined as performing if it is not in default, or not on non - accrual status. (2)Weighted average risk rating is weighted based on carrying value of portfolio assets. 2.1 2.3 2.7 3.0 3.2 3.4 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 1 2 3 4 5 Weighted Avg Risk Rating

Q2 2023 Capital Structure Overview

- The Company does not currently utilize repurchase or warehouse facility financing and therefore is not subject to margin calls on any of its assets from repo or warehouse lenders.
- Primary sources of financing include a match-term non-MTM CRE CLO (LMNT 2021-FL1), preferred stock, and a corporate term loan. See slide 23 for pro forma capital structure post the LMF 2023-1 Financing.

Capital Structure Composition


Match Term Non-Recourse Financing
4.3%
5.4%
$1,120.5 million(5)
74.4%
16.0%
Secured Financing
Preferred Equity
Common Equity
Term Loan

Capital Structure Detail

($ in millions)

	Rate	Advance Rate	Amount
Secured Financings			
LMNT 2021-FL1[1]	L + 1.43%	83.4%	$833.8
Credit Facilities			
Term Loan[2]	7.25%		$47.8
Total Debt			**$881.5**
Equity			
Preferred Equity[3]	7.875%		$60.0
Book Value of Common Equity[4]			$179.0
Total Capitalization[5]			**$1,120.5**

Note: (1) Secured financing shown at par value. LMNT 2021-FL1 GAAP carrying value of $830.6 million includes $3.2 million of unamortized debt issuance costs.
(2) Term loan shown at par value. GAAP carrying value of $47.1 million includes $0.7 million of unamortized debt issuance costs.
(3) Preferred equity shown at $60 million liquidation preference.
(4) Noncontrolling interest was $99,500 as of 6/30/2023 and is excluded from common equity above.
(5) LFT total capitalization is a non-GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconciliation to GAAP.

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($2,823) ($1,882) ($941) $941 $1,882 $2,823 $3,764 -150 bps -100 bps -50 bps +50 bps +100 bps +150 bps +200 bps $ in Thousands Change in SOFR Net Interest Income Sensitivity to Shifts in Term SOFR 12 Floating Rate Assets (2) $1,022 Floating Rate Liabilities (3) - $834 Net Exposure $188 Floating - Rate Exposure Annual Net Interest Income Sensitivity to Shifts in Term SOFR (4) $ in Millions Note: (1) The Company converted its LIBOR - based loans and CLO liabilities to term SOFR on July 6 th , 2023. (2) Comprised of the Company’s portfolio of floating - rate CRE loans: 100% indexed to 30 - day term SOFR. Displayed as unpaid prin cipal balance. (3) Comprised of outstanding securitization notes in the CRE CLO, which is indexed to one - month SOFR. (4) Assumes starting 30 - day term SOFR of 5.09%. • 100% floating - rate loan portfolio. • 73.9% of portfolio is indexed to one - month LIBOR and 26.1% of portfolio is indexed to 30 - day term SOFR (1) .

Appendix

6/30/2023 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Initial Term (months)	As-Is LTV at Origination[1]
1	Loan 1	12/16/2021	1/3/2025	Multi-Family	Daytona	FL	51,375,000	3.05%	37	71.70%
2	Loan 2	11/22/2019	1/5/2024	Multi-Family	Virginia Beach	VA	36,781,588	3.27%	50	77.10%
3	Loan 3	6/28/2021	7/6/2024	Multi-Family	Barrington	NJ	36,658,084	3.05%	36	78.13%
4	Loan 4	6/8/2021	7/5/2024	Multi-Family	Chattanooga	TN	33,360,000	3.65%	37	79.76%
5	Loan 5	12/29/2021	1/6/2025	Multi-Family	Multi	NC	30,709,146	3.85%	36	59.90%
6	Loan 6	6/8/2021	7/5/2024	Multi-Family	Miami	FL	30,576,666	3.20%	37	74.26%
7	Loan 7	5/20/2021	6/6/2024	Multi-Family	Marietta	GA	30,220,508	3.10%	37	77.02%
8	Loan 8	6/7/2021	7/5/2024	Multi-Family	San Antonio	TX	27,569,521	3.40%	37	80.00%
9	Loan 9	8/26/2021	8/5/2024	Multi-Family	Clarkston	GA	25,440,413	3.50%	35	79.00%
10	Loan 10	11/15/2021	12/6/2024	Multi-Family	El Paso	TX	24,330,000	3.10%	37	75.96%
11	Loan 11	10/18/2021	11/6/2023	Multi-Family	Cherry Hill	NJ	23,348,000	3.00%	24	72.40%
12	Loan 12	8/26/2021	9/5/2024	Multi-Family	Union City	GA	22,872,354	3.35%	36	70.40%
13	Loan 13	6/30/2021	7/5/2024	Multi-Family	Jacksonville	FL	21,968,000	3.50%	36	77.10%
14	Loan 14	11/16/2021	12/5/2024	Multi-Family	Dallas	TX	21,916,753	3.20%	37	73.54%
15	Loan 15	8/31/2021	9/6/2024	Multi-Family	Houston	TX	21,644,684	3.30%	36	74.20%
16	Loan 16	11/29/2022	12/5/2025	Healthcare	Glendale	WI	20,360,000	4.00%	36	45.00%
17	Loan 17	10/13/2017	11/20/2023	Self Storage	Seattle	WA	19,648,818	3.60%	74	46.50%
18	Loan 18	11/5/2021	11/5/2024	Multi-Family	Orlando	FL	19,625,274	3.00%	36	78.05%
19	Loan 19	11/21/2022	12/5/2025	Healthcare	Houston	TX	18,920,000	4.00%	37	67.00%
20	Loan 20	11/23/2021	12/5/2024	Multi-Family	Orange	NJ	18,834,024	3.20%	36	78.00%
21	Loan 21	2/11/2022	3/5/2025	Multi-Family	Tampa	FL	18,599,480	3.60%	37	77.99%

Continued on the following page

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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6/30/2023 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Initial Term (months)	As-Is LTV at Origination[(1)]
22	Loan 22	3/1/2023	9/5/2024	Healthcare	Multi	VA	17,930,000	4.25%	18	53.00%
23	Loan 23	10/12/2021	11/5/2023	Multi-Family	Atlanta	GA	17,500,000	3.15%	25	42.90%
24	Loan 24	7/8/2021	8/5/2023	Multi-Family	Knoxville	TN	17,000,000	3.95%	25	69.67%
25	Loan 25	11/10/2022	12/5/2025	Healthcare	Austin	TX	16,690,000	4.00%	37	65.00%
26	Loan 26	12/1/2021	12/5/2024	Multi-Family	Horn Lake	MS	15,449,323	3.30%	36	75.70%
27	Loan 27	2/1/2022	2/5/2025	Multi-Family	San Antonio	TX	15,400,000	3.45%	36	79.79%
28	Loan 28	12/2/2021	12/6/2023	Multi-Family	Colorado Springs	CO	15,010,343	3.00%	24	72.48%
29	Loan 29	4/12/2021	5/5/2024	Multi-Family	Cedar Park	TX	15,000,000	3.75%	37	66.70%
30	Loan 30	2/22/2022	3/5/2025	Multi-Family	Philadelphia	PA	15,000,000	3.80%	36	80.00%
31	Loan 31	6/15/2022	7/5/2025	Multi-Family	Denton	TX	14,511,455	3.90%	37	73.00%
32	Loan 32	11/21/2022	12/5/2025	Healthcare	Southlake	TX	14,030,000	4.00%	37	48.00%
33	Loan 33	5/12/2021	6/5/2024	Multi-Family	Fort Worth	TX	13,862,247	3.35%	37	74.86%
34	Loan 34	11/3/2021	11/6/2023	Multi-Family	Louisville	KY	13,720,000	3.35%	24	75.38%
35	Loan 35	5/26/2022	6/6/2024	Multi-Family	Brooklyn	NY	13,300,000	3.75%	24	64.30%
36	Loan 36	8/16/2021	9/6/2024	Multi-Family	Columbus	OH	12,674,255	3.65%	37	75.00%
37	Loan 37	12/13/2021	1/5/2024	Multi-Family	Evansville	IN	12,600,000	3.30%	25	74.30%
38	Loan 38	10/1/2021	10/4/2024	Multi-Family	East Nashville	TN	12,100,000	3.35%	36	79.08%
39	Loan 39	6/28/2022	7/4/2025	Multi-Family	Colorado Springs	CO	11,470,000	3.90%	36	73.06%
40	Loan 40	10/28/2021	11/6/2024	Multi-Family	Tampa	FL	11,202,535	2.95%	36	75.70%
41	Loan 41	4/23/2021	5/6/2024	Multi-Family	Tualatin	OR	10,986,357	3.20%	36	73.90%
42	Loan 42	9/30/2021	10/6/2023	Multi-Family	Clearfield	UT	10,795,000	3.15%	24	67.98%
43	Loan 43	12/29/2021	1/3/2025	Multi-Family	Phoenix	AZ	10,239,800	3.65%	36	75.90%
44	Loan 44	12/2/2021	12/6/2024	Multi-Family	Tomball	TX	9,975,000	3.40%	36	68.50%

Continued on the following page

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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6/30/2023 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Initial Term (months)	As-Is LTV at Origination[1]
45	Loan 45	11/23/2021	12/5/2024	Multi-Family	Atlanta	GA	9,856,000	3.35%	36	79.50%
46	Loan 46	1/14/2022	2/5/2025	Multi-Family	Houston	TX	9,609,250	3.60%	37	78.76%
47	Loan 47	10/21/2021	11/5/2024	Multi-Family	Madison	TN	9,100,000	3.20%	37	68.42%
48	Loan 48	10/29/2021	11/5/2024	Multi-Family	Riverside	MO	8,717,380	3.40%	36	76.60%
49	Loan 49	5/12/2021	6/5/2024	Multi-Family	Lakeland	FL	8,220,000	3.35%	37	76.80%
50	Loan 50	6/22/2022	7/3/2025	Multi-Family	Des Moines	IA	8,175,500	4.00%	36	72.03%
51	Loan 51	6/24/2022	7/6/2025	Multi-Family	Monks Corner	SC	7,934,160	4.15%	36	67.80%
52	Loan 52	11/16/2021	12/6/2023	Multi-Family	Cape Coral	FL	7,680,000	3.25%	25	79.18%
53	Loan 53	9/28/2021	10/4/2024	Multi-Family	Chicago	IL	7,286,000	3.65%	36	75.90%
54	Loan 54	2/18/2022	3/5/2025	Multi-Family	Drexel Hills	PA	7,200,000	3.95%	37	78.09%
55	Loan 55	7/1/2021	7/5/2024	Multi-Family	Harker Heights	TX	7,169,838	3.60%	36	72.30%
56	Loan 56	12/19/2022	1/6/2025	Multi-Family	Asheville	NC	6,325,000	3.75%	24	41.10%
57	Loan 57	4/8/2022	5/5/2025	Multi-Family	St. Petersburg	FL	6,096,412	4.00%	37	75.50%
58	Loan 58	4/27/2022	5/5/2025	Multi-Family	North Brunswick	NJ	6,000,000	3.40%	36	79.90%
59	Loan 59	5/21/2021	6/6/2024	Multi-Family	Youngtown	AZ	5,994,000	3.65%	37	71.40%
60	Loan 60	7/14/2021	8/6/2024	Multi-Family	Birmingham	AL	5,913,912	3.70%	37	71.69%
61	Loan 61	10/26/2021	11/6/2023	Multi-Family	Indianapolis	IN	5,812,000	3.85%	24	77.08%
62	Loan 62	11/19/2021	12/5/2024	Multi-Family	Huntsville	AL	5,519,604	3.75%	37	78.75%
63	Loan 63	4/30/2021	5/5/2024	Multi-Family	Daytona Beach	FL	5,285,500	3.65%	36	77.40%
64	Loan 64	12/13/2021	1/5/2024	Multi-Family	Evansville	IN	5,250,000	3.30%	25	73.90%
65	Loan 65	6/10/2019	7/6/2023	Multi-Family	San Antonio	TX	4,807,027	2.90%	49	62.92%
66	Loan 66	12/28/2021	1/3/2025	Multi-Family	Houston	TX	2,800,000	3.25%	36	71.20%
	Total / Average						**1,021,956,208**	**3.45%**	**36**	**71.65%**

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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LMF 2023-1 Collateral Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance[1]	Note Spread[2]	Initial Term (months)	As-Is LTV at Origination[3]
1	Loan 1	3/22/2022	4/5/2025	Multi-Family	Seneca	SC	31,876,244	3.35%	37	74.54%
2	Loan 2	6/28/2022	7/3/2025	Multi-Family	Dallas	TX	31,602,808	3.90%	37	71.59%
3	Loan 3	8/25/2022	9/5/2025	Multi-Family	Wilmington	NC	28,653,440	4.00%	37	71.45%
4	Loan 4	3/22/2022	4/5/2025	Multi-Family	York	PA	21,934,375	3.30%	37	79.17%
5	Loan 5	7/8/2022	8/5/2025	Multi-Family	Arlington	TX	21,818,465	3.75%	37	67.10%
6	Loan 6	6/10/2022	7/5/2025	Multi-Family	Augusta	GA	20,250,372	3.75%	37	75.79%
7	Loan 7	3/31/2022	4/5/2025	Multi-Family	Tallahassee	FL	16,956,276	3.30%	37	74.80%
8	Loan 8	4/6/2022	4/4/2025	Multi-Family	Vineland	NJ	15,347,180	3.75%	36	77.00%
9	Loan 9	4/6/2022	4/5/2025	Multi-Family	Haltom City	TX	15,156,425	3.45%	37	74.10%
10	Loan 10	7/26/2022	8/5/2025	Multi-Family	Atlanta	GA	14,351,599	3.65%	37	65.15%
11	Loan 11	12/28/2021	1/3/2025	Multi-Family	Houston	TX	14,000,000	3.25%	37	71.20%
12	Loan 12	5/13/2022	6/5/2025	Multi-Family	Decatur	AL	13,885,769	3.50%	37	59.21%
13	Loan 13	6/10/2022	7/5/2025	Multi-Family	Blakely	PA	13,625,505	3.90%	37	75.00%
14	Loan 14	12/29/2021	1/5/2024	Multi-Family	Elizabeth	NJ	13,191,852	3.75%	25	74.79%
15	Loan 15	1/25/2022	2/6/2025	Multi-Family	Corpus Christi	TX	12,249,079	3.55%	37	78.76%
16	Loan 16	5/12/2022	6/5/2025	Multi-Family	Ypsilanti	MI	11,926,591	3.50%	37	68.40%
17	Loan 17	12/10/2021	1/5/2025	Multi-Family	Los Angeles	CA	11,662,582	3.50%	37	67.93%
18	Loan 18	3/4/2022	3/5/2025	Multi-Family	Houston	TX	11,467,505	3.45%	37	78.30%
19	Loan 19	4/14/2022	5/5/2025	Multi-Family	Irving	TX	11,287,602	3.50%	37	74.90%
20	Loan 20	5/3/2022	5/5/2025	Multi-Family	Port Richey	FL	10,818,945	3.55%	37	79.05%
21	Loan 21	12/29/2021	1/3/2025	Multi-Family	Phoenix	AZ	10,615,094	3.65%	37	75.90%
22	Loan 22	7/14/2022	8/5/2025	Multi-Family	Bradenton	FL	9,429,206	3.90%	37	74.40%
23	Loan 23	8/5/2022	8/5/2025	Multi-Family	San Antonio	TX	9,127,649	4.35%	37	75.00%
24	Loan 24	5/26/2022	6/5/2025	Multi-Family	Haltom City	TX	8,116,833	4.00%	37	74.38%
25	Loan 25	10/7/2022	11/5/2024	Multi-Family	Fairborn	OH	7,000,000	4.10%	25	79.10%
	Total / Average						**386,351,396**	**3.65%**	**36**	**73.19%**

LUMENT

Note: (1) Unpaid principal balance as of the date of the execution of the LMF 2023-1 Financing.
(2) The initial pool of loans used as collateral for the LMF 2023-1 Financing was acquired at a $5.9 million discount to par.
(3) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

17

Consolidated Balance Sheets 18

Consolidated Statement of Income 19

Detailed Walk of Allowance for Loan Losses 20

Reconciliation of GAAP to Distributable Earnings 21 For the Three Months Ended GAAP to Distributable Earnings Reconciliation June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Reconciliation of GAAP to non - GAAP Information Net income attributable to common stockholders $1,389,185 $4,581,733 $879,776 $315,233 Adjustments for non - Distributable earnings Unrealized losses (gains) on mortgage servicing rights (206) 49,129 22,251 (37,312) Realized loss on commercial mortgage loans - (4,271,672) - - Unrealized provision for credit losses 555,083 (179,684) 2,385,731 1,521,023 Subtotal 554,877 (4,402,227) 2,407,982 1,483,711 Other Adjustments Recognized compensation expense related to restricted common stock 2,836 3,358 3,433 3,433 Adjustment for income taxes 223 (10,246) 31,728 (97,974) Subtotal 3,059 (6,888) 35,161 (94,541) Distributable Earnings 1,947,121 172,618 3,322,919 1,704,403 Weighted average shares outstanding, b asic and diluted 52,231,152 52,231,152 52,231,152 52,231,152 Distributable Earnings per share of common stock , b asic and diluted $0.04 $0.00 $0.06 $0.03

Detailed Walk of Capitalization as of 6/30/2023 22 (in 000's) 6/30/2023 Total GAAP liabilities and stockholders' equity $1,125,918 Adjustments for Capitalization ( - ) Accrued interest payable (2,542) ( - ) Dividends payable (4,131) ( - ) Fees and expenses payable to Manager (1,660) ( - ) Other accounts payable and accrued expenses (934) ( + ) Other capitalized financing & issuance costs 3,841 LFT Capitalization $1,120,492

Pro Forma Capital Structure Overview

- Shown below is LFT's pro forma capital structure inclusive of the LMF 2023-1 Financing transaction executed post Q2 quarter end. Pro forma capital structure is for illustrative purposes only and does not reflect actual Q2 figures.
- LMF 2023-1 is collateralized by 25 first lien, floating rate mortgage loans.

Capital Structure Composition


Match Term Non-Recourse Financing
3.3%
4.2%
$1,438.2 million(5)
80.1%
12.4%
Secured Financing
Preferred Equity
Common Equity
Term Loan

Capital Structure Detail

($ in millions)

Secured Financings[1]	**Rate**	**Advance Rate**	**Amount**
LMNT 2021-FL1	S + 1.43%	83.4%	$833.8
LMF 2023-1 Financing	S + 3.10%	82.2%	$317.7
Credit Facilities			
Term Loan[2]	7.25%		$47.8
Total Debt			**$1,199.2**
Equity			
Preferred Equity[3]	7.875%		$60.0
Book Value of Common Equity[4]			$179.0
Total Pro-Forma Capitalization[5]			**$1,438.2**

LUMENT

Note: (1) Secured financing shown at par value. LMNT 2021-FL1 GAAP carrying value of $830.6 million includes $3.2 million of unamortized debt issuance costs.
(2) Term loan shown at par value. GAAP carrying value of $47.1 million includes $0.7 million of unamortized debt issuance costs.
(3) Preferred equity shown at $60 million liquidation preference.
(4) Noncontrolling interest was $99,500 as of 6/30/2023 and is excluded from common equity above.
(5) LFT total capitalization is a non-GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconciliation to GAAP.

23

Book Value Per Share of Common Stock as of 6/30/2023 24 (in 000's) Book Value per Share of Common Stock Total stockholders’ equity $239,091 ( - ) Preferred equity (60,000) (1) ( - ) Non - controlling interest (100) Common equity 178,992 Shares outstanding 52,231,152 Book Value Per Share of Common Stock $3.43 Note: (1) Reflects 2.4 million shares of the Company’s 7.875% Series A Cumulative Redeemable Preferred Stock outstanding at a $ 25 liquidation preference per share.

Key Definitions

"Book Value Per Share of Common Stock" is calculated as: a) total stockholders' equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weighted average number of shares of common stock issued and outstanding during the period, basic and diluted.

"Distributable Earnings" is a non-GAAP measure, which we define as GAAP net income (loss) attributable to holders' of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for that applicable reporting period, regardless of whether such items are included in other comprehensive income (loss) or net income (loss), and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions with the Company's board of directors and approved by a majority of the Company's independent directors. We also add back one-time charges such as acquisition costs and one-time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursuant to the terms of our management agreement between our Manager and us, or our Management Agreement, for purposes of calculating the incentive fee payable to our Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible.

We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustments, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to our consolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore, Distributable Earnings help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations, and is a performance metric we consider when declaring our dividends.

Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.

LUMENT
25

August 2023